Exhibit 99.1

Blue Capital Reinsurance Holdings Ltd. (NYSE: BCRH)

Investor Update Q2 2016

Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

1

Safe Harbor Statement Some of the statements in this presentation may include, and Blue Capital Reinsurance Holdings Ltd. (the “Company” of “BRCH”) and the Company’s manager, Blue Capital Management Ltd. (“Blue Capital”) may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements that include the words “should,” “would,” “expect,” “estimates”, “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions, decreased demand for property and casualty reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, uncertainties in our reserving process, changes to our tax status, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, a breach in our underwriting guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In this presentation, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 2

Overview The Company—Blue Capital Reinsurance Holdings Ltd. (“BCRH”) (NYSE:BCRH) A specialist reinsurance holding company that was listed on the New York Stock Exchange in November 2013    $178.5 million of capital as of June 30, 2016 Provides investors with direct access to reinsurance industry risk premiums with no underlying investment portfolio risk    Endurance Specialty Holdings Ltd. (“Endurance”) (NYSE:ENH) owns 33% of outstanding common shares BCRH’s Strategy – Collateralized Reinsurance Target minimum dividends and/or share repurchases of 90% of distributable income (achieved 10.5% average annual dividend yield in first two full years of operation) Exclusive focus on catastrophe exposures Focus on collateralized reinsurance contracts offering attractive risk adjusted returns Exposure is well diversified across global geographies, products and insurers Target return on common equity equal to 800 basis points over the three-month U.S. Treasury yield per annum1 The Manager—Blue Capital Management Ltd. (“Blue Capital”) An alternative investment manager focused exclusively on the insurance-linked (“ILS”) asset class Run by a market leading team of professionals with a deep bench of experience in both reinsurance and capital markets Managed approximately $672 million in assets across a range of ILS strategies as of December 31, 2015 Blue Capital is wholly owned by Endurance, a leading global specialty provider of property and casualty insurance and reinsurance 1The target long-term net return referenced above is a forward-looking statement that involves risks and uncertainties. Accordingly, there are or may be important factors that could cause actual returns to differ materially from the target long-term net return. Realization of the target long-term net return is dependent upon, (i) the portfolio of risks that BCRH constructs, (ii) the pricing BCRH is able to attain for the risks underwritten, (iii) BCRH’s investment return, (iv) the efficacy of the proprietary catastrophe modeling tools utilized by BCRH in estimating claims activity, (v) the claims activity BCRH actually experiences and (vi) BCRH’s ongoing corporate expenses. For a listing of risks related to BCRH and its future performance, please see “Risk Factors” in BCRH’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 3

Why Invest in Blue Capital Reinsurance Holdings? Investing in Catastrophe Risk provides returns which are uncorrelated to financial markets… YTD 2016 and Full Year 2015 Growth In Book Value + Dividends Paid = 3.6% and 11.4%, respectively

90% min. Earnings Distribution1

+1,800 Underlying Positions2

Attractive annual dividend yield

Diversified portfolio construction approach

1. BCRH intends to distribute a minimum of 90% of its annual distributable income to shareholders and intends to make such distributions through regular quarterly dividend payments for each of the first three quarters of each year, followed by a fourth “special” dividend or common share repurchase program after the end of the year.

2. Investors who invest in a single share of BCRH enjoy the benefit of investing in a share that is diversified by underlying investments of greater than 1,819      positions in

catastrophe related insurance contracts, as at July 1, 2016.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE                     4

Endurance Provides a Strong Support Base for BCRH

Endurance’s Strong Balance Sheet and Capital “A” ratings from A.M. Best and S&P $4.8 billion of shareholders’ equity available to the Company ($5.5 billion of total capital) as of

June 30, 2016. Conservative, short-duration, AA- rated

investment portfolio Prudent reserves that have historically developed favorably since our inception

Diversified and efficient capital structure with reduced leverage

Since inception returned nearly $2.2 billion to investors through dividends and share repurchases Maintains $50 million anchor investment in

BCRH Endurance’s Diversified Portfolio of Businesses Gross premiums written of $3.9 billion on a trailing 12 month basis Strong organic growth enhanced by

Montpelier acquisition Balancedportfolio of insurance and reinsurance diversified by product/geography in both short and long tail lines Proven leader in specialty insurance and reinsurance and a market leader in global catastrophe reinsurance The alignment with Endurance provides the Fund unparalleled access to a large, well-

diversified catastrophe reinsurance portfolio Endurance’s strong and seasoned franchise Inception to date operating ROE of 10.5% 10 year book value per share plus dividends CAGR of 12.7% Continuous improvement in performance and market positioning GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 5

Execution of a Successful Strategy Preferred access to catastrophe market opportunities

Returns are generated from the construction of a portfolio of investments in catastrophic reinsurance contracts Low underlying asset risk

Invested collateral is held in Bank of New York Mellon trust accounts, in cash or cash equivalent securities Disciplined approach to portfolio execution

Seasoned team equipped with analytics and optimized pricing metrics

Risk management provided by our proprietary pricing and portfolio management system Endurance ownership of the Manager

Allows broad access through a global network of operations headquartered in Bermuda and leverages Endurance’s staffing and access to a well diversified global catastrophe book of business    Blue Capital is well positioned to manage the cycle with strong brand recognition, a successful multi-year track record and its strategic relationship with Endurance GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 6

Broad Access to Growing Market Blue Capital has unique direct access to the traditional catastrophe reinsurance market through its reinsurance team and its direct relationship with Endurance: Access to broader $350 billion global property catastrophe market Provides BCRH investor access to > 90% of the market of catastrophe risk opportunities; not all of these opportunities are accessible by standalone reinsurance fund managers Collateralized reinsurance capability provides additional access to growing segment in the global catastrophe reinsurance market

Growing demand for alternative capitalTraditional Catastrophe Reinsurance Market 80% BCRH accesses entire market with strategic focus on the largest segment

Alternative Market 20%

BCRH actively invests in a diversified range of traditional reinsurance and ILS products

Source Guy Carpenter as at January 1, 2016.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 7

Catastrophe Reinsurance: Largely Uncorrelated Returns

BLUE CAPITAL Management Ltd.

Largely uncorrelated to other asset classes

Attractive returns with manageable and diversifiable volatility

Increasing institutional acceptance

Global Index Returns (December 30, 2005 – July 31, 2016) (1)



Strong performance during the financial crisis
Solid performance during recent volatility
250
225
200
175
150
125
100
75
50
Dec-05
Aug-06
Apr-07
Dec-07
Aug-08
Apr-09
Dec-09
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Aug-14
Apr-15
Dec-15
Property Catastrophe
Insurance-linked Securities
US Corporate High Yield
US Equities
MSCI EAFE
Hedge Funds
US Aggregate
3 Month T-Bills
Muni Bonds
US MBS
US ABS
US CMBS

Largely Uncorrelated Returns vs. Other Financial Assets

(1) Property Catastrophe: Swiss Re Cat Bond Total Return Index; Insurance-linked Securities: Eureka ILS Advisors Index; US Corporate High Yield: Barclays U.S. Corporate High Yield Total Return Index; US Equities: S&P 500; US Aggregate: Barclays U.S. Aggregate Total Return Index; US MBS: Barclays U.S. MBS Index; US CMBS: Barclays U.S. CMBS (ERISA Only) Index; Hedge Funds: HFRI Fund of Funds Composite Index; Real Estate: Dow Jones U.S. Real Estate Index; 3 month T Bills: Citigroup 3-month U.S. Treasury Bill Index; MSCI EAFE: a free-float weighted equity index covering developing markets in Europe, Australasia and Far East regions; Commodities: S&P GSCI Total Return Index

Source: Bloomberg, Eureka ILS Advisors

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

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Catastrophe Reinsurance: Attractive Risk / Return

BLUE CAPITAL Management Ltd.

Largely uncorrelated to other asset classes

Attractive returns with manageable and diversifiable volatility

Increasing institutional acceptance

Global Index Returns vs. Volatility (December 30, 2005 – July 31, 2016) (1)



Property Catastrophe Bonds
Insurance-linked Securities
US Corporate High Yield
US Equities
US CMBS
US Aggregate
US MBS
Muni Bonds
US ABS
Hedge Funds
3 Month T-Bills
MSCI EAFE
Annual Returns over Period
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Annual Return Standard Deviation

Attractive Risk/Return Characteristics

(1) Property Catastrophe: Swiss Re Cat Bond Total Return Index; Insurance-linked Securities: Eureka ILS Advisors Index; US Corporate High Yield: Barclays U.S. Corporate High Yield Total Return Index; US Equities: S&P 500; US Aggregate: Barclays U.S. Aggregate Total Return Index; US MBS: Barclays U.S. MBS Index; US CMBS: Barclays U.S. CMBS (ERISA Only) Index; Hedge Funds: HFRI Fund of Funds Composite Index; Real Estate: Dow Jones U.S. Real Estate Index; 3 month T Bills: Citigroup 3-month U.S. Treasury Bill Index; MSCI EAFE: a free-float weighted equity index covering developing markets in Europe, Australasia and Far East regions; Commodities: S&P GSCI Total Return Index is not shown (Annual Return over Period of negative 9.4%)

Source: Bloomberg, Eureka ILS Advisors

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

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Insurance Risk Transfer

Risk Distribution Chain Insurance

Households Reinsurers Retrocessionaires Companies Low Traditional Traditional Medium High

Excess Collateralized Households buy insurance Insurance Companies purchase Reinsurers opportunistically from Insurance Companies Catastrophe Reinsurance to protect hedge against the risk of against infrequent large losses infrequent large losses

Reinsurance Products Traditional Collateralized Industry Loss Catastrophe

Retrocession

Reinsurance Reinsurance Warranties (ILWs) Bonds Liquidity

BCRH can invest in these products opportunistically,

BCRH focus but they are not the key focus Transparency of the underlying risk GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 10

What Differentiates BCRH from a Traditional Reinsurer? Blue Capital Traditional Reinsurance Holdings Ltd. Reinsurer

Business Focus Security Offered Clients Capital Management Policy Risk Profile Investment Profile

Collateralized property catastrophe reinsurance Cash collateral, no leverage Target minimum dividends and/or share repurchases of 90% of distributable income Primarily natural catastrophe risks, predefined single event exposures Cash and cash equivalents, no investment risk or volatility

Diversified portfolio of short-tail reinsurance and other specialty insurance and reinsurance lines “Promise to Pay” backed by financial strength ratings Low single-digit dividend yield Multitude of different risks including catastrophe risks, other frequency and severity insurance risks, interest rate, credit risk, equity risk, long-tail reserve risk, capital management, etc. Portfolio of fixed income and equity investments with interest rate, credit and market risk

BCRH is a “pure play” catastrophe reinsurance alternative investment, which has paid out 90% of its distributable income for 2014 and 2015 GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 11

Geographic Distribution of Premiums

BLUE CAPITAL Management Ltd.

($ in millions)	Year Ended December 31, 2014		Year Ended December 31, 2015		2Q16 YTD June 30, 2016	
Worldwide [1]	$30.5	68%	$24.1	62%	$18.6	70%
USA:						
Nationwide	$4.7	11%	$5.6	15%	$3.4	13%
Florida	$3.7	8%	$2.4	6%	$2.8	10%
Gulf region	$1.5	3%	$1.7	4%	$0.7	3%
California	$1.2	3%	$0.7	2%	$0.3	1%
Mid-Atlantic Region	$1.0	2%	$0.4	1%	$0.4	1%
Midwest region and other	$1.0	2%	$0.6	2%	$0.4	1%
Worldwide, excluding U.S. [2]	$1.4	3%	$3.1	8%	$0.1	1%
	$45.0	100%	$38.6	100%	$26.7	100%

(1) "Worldwide" comprises reinsurance contracts that cover risks in more than one geographic area and do not specifically exclude the U.S.

(2) "Worldwide, excluding U.S." comprises reinsurance contracts that cover risks in more than one geographic area but specifically exclude the U.S.

- BCRH maintains a balanced portfolio of global risks
- Successfully bound $40.8 million of year to date annual premiums which will be recognized throughout 2016
- Inforce portfolio as of July 1, 2016 consisted of 27% first event coverages, 50% quota shares and remaining balance support second and subsequent events

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

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Financial Highlights

Financial Results 2014 2015 2Q 16 YTD

Production:

Gross Premiums Written (in millions) $45.0 $38.6 $26.7

Net Premiums Earned (in millions) $43.9 $38.3 $21.7

Underwriting Results:

Loss Ratio 39.0% 6.9% 35.9%

Expense Ratio 28.2% 38.4% 31.9%

Combined Ratio 67.2% 45.3% 67.8%

Per Share Data:

Earnings per Share $1.72 $2.36 $0.79 Regular Dividends Declared $0.90 $0.90 $0.60

Special Dividends Declared $0.66 $1.24 $1.24 Total Dividends Declared $1.56 $2.14 $1.84

Earnings Payout Ratio 90.4% 90.4% 232.9% Fully Converted Book Value Per $20.62 $21.41 $20.35

Share Growth in Book Value Per Share, 8.7% 11.4% 3.6% Including Dividends Paid First six months of 2016 results:

3.6% growth in book value per share $6.9 million of net income and a combined ratio of 67.8% Impacted by a higher frequency of global catastrophe events in second quarter 2016

BCRH has generated very strong results in its first two full years of operations 11.4% Growth in Book Value Per Share inclusive of dividends paid in 2015 Benign catastrophe losses have contributed to strong earnings and book value growth Returned 90.4% of distributable income through regular and special dividends

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 13

Risk Management: Single Event Loss Exposure

BLUE CAPITAL Management Ltd.

Projected Net Impact From Single Event Losses(1) at Specified Return Periods

	Net Impact (millions)	Return Period (2)	% of March 31, 2016 Shareholders' Equity
U.S. - Florida Hurricane	$ 57	1 in 100 year	32%
Japan – Earthquake	$ 32	1 in 250 year	18%
All other zones			less than 15%

(1) Our single event loss estimates represent snapshots as of January 1, 2016. The composition of our in-force portfolio may change materially at any time due to the acceptance of new policies, losses incurred, the expiration of existing policies and changes in our ceded reinsurance and derivative protections. **Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event.** The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. For a listing of risks related to BCRH and its future performance, please see "Risk Factors" in BCRH's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

(2) A "100-year" return period can also be referred to as the 1.0% occurrence exceedance probability ("OEP"), meaning there is a 1.0% chance in any given year that this level will be exceeded. A "250-year" return period can also be referred to as the 0.4% OEP, meaning there is a 0.4% chance in any given year that this level will be exceeded.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE

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Conclusion

     Investments in catastrophe reinsurance are directionally uncorrelated to financial markets

     Attractive return profile with negligible risk from financial assets

     Leverages Endurance, a market recognized leading global specialty insurer and reinsurer

     Provides access to greater than 90% of market of catastrophe risk opportunities

     Differentiated reinsurance risk selection & portfolio construction approach

     Close alignment of interest between Endurance, BCRH and shareholders

     GLOBAL EXPERTS IN CATASTROPHE REINSURANCE                 15

Appendix

Blue Capital Management Ltd. is licensed to conduct investment business by the Bermuda Monetary Authority Blue Capital is a registered trademark

Support Provided By Endurance Through Service Agreements and Direct Investment

Endurance Specialty Holdings Ltd.

Endurance Specialty Insurance Ltd.

Blue Capital Management Ltd.

(the “Manager”)

Holders of Common Stock 66.7% Owned Blue Capital Reinsurance Holdings Ltd. Wholly Owned Blue Capital Re Ltd. Wholly Owned Blue Capital Re ILS Ltd.

GLOBAL EXPERTS IN CATASTROPHE REINSURANCE 17

CONTACT: Adam Szakmary President and CEO +1-441-278-0485 Adam. Szakmary@bluecapital.bm BLUE CAPITAL MANAGEMENT LTD. Waterloo House 100 Pitts Bay Road Pembroke HM 08 Bermuda